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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 20, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-36999.




Houston, Texas                              ARTHUR ANDERSEN LLP
March 30, 1998